Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Coinbase Global, Inc., a Delaware corporation (the “Company”), for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alesia J. Haas, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 15, 2024	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer (Principal Financial Officer)